UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
   ______________________________

Date of report (Date of earliest event reported):  January 1, 2013

LAKE SHORE BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	000-51821 (Commission File Number)	20-4729288 (IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) amended the Company’s bylaws effective May 22, 2013, the date of the Company’s 2013 annual meeting of stockholders, to decrease the number of directors from eleven members to nine members as a result of the mandatory retirement of Directors Brunecz and Foley effective as of that date.

Item 8.01  Other Events

Directors’ Supplemental Benefit Plan.  On January 1, 2013, Lake Shore Savings Bank (the “Bank”), a wholly-owned subsidiary of the Company, entered into a joinder agreement (each, the “Joinder Agreement”) with each of Directors Susan Ballard, Tracy Bennett and Kevin Sanvidge in order to allow each Director to participate in the Directors’ Supplemental Benefit Plan, which was originally effective as of October 1, 2001 and was amended and restated effective January 1, 2007 (the “Plan”).

Under the Plan and Joinder Agreements, Directors Susan Ballard, Tracy Bennett and Kevin Sanvidge, respectively, will be entitled to an annual benefit in the amount of  $15,635, $6,492 and $8,613, respectively, payable over a period of fifteen years, provided that the director retires on or after age 72.  In the event Directors Susan Ballard, Tracy Bennett and Kevin Sanvidge terminate service before age 72, the Directors will be entitled to a reduced benefit.  Notwithstanding the foregoing, Directors Ballard and Sanvidge are not entitled to any benefits if either ceases to serve as a Director prior to January 31, 2015.

In addition, in the event of a change in control, Directors Susan Ballard, Tracy Bennett and Kevin Sanvidge will be treated as having attained age 72 for purposes of benefit payments.  If a termination of service occurs within two years following a change in control, the payments will be made by lump sum instead of over a fifteen year period.

The foregoing description of the Joinder Agreements are qualified in their entirety by reference to the Joinder Agreements that are attached hereto as Exhibits 10.1, 10.2 and 10.3 of this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Lake Shore Bancorp, Inc.
10.1	Joinder Agreement for Susan C. Ballard
10.2	Joinder Agreement for Tracy S. Bennett
10.3	Joinder Agreement for Kevin M. Sanvidge

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.
DATE: January 7, 2013	By:	/s/ Rachel A. Foley
NAME: Rachel A. Foley
TITLE: Chief Financial Officer